UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2019 (April 23, 2019)

GMS INC.

(Exact name of registrant as specified in charter)

Delaware	001-37784	46-2931287
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Crescent Centre Parkway, Suite 800 Tucker, Georgia	30084
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 392-4619

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors (the “Board”) of GMS Inc. (the “Company”) appointed Teri P. McClure as a director, effective April 23, 2019, to serve until the 2019 annual meeting of the Company’s stockholders or until her earlier resignation or removal. The Board also appointed Ms. McClure to serve on the Compensation Committee and the Nominating and Corporate Governance Committee of the Board. The Board has determined that Ms. McClure is “independent” under the Corporate Governance Standards of the New York Stock Exchange and under the Company’s Corporate Governance Guidelines.

Ms. McClure, age 55, is the current Chief Human Resources Officer and Senior Vice President of Labor Relations at United Parcel Service, Inc., one of the world’s largest logistics companies.  Ms. McClure joined United Parcel Service, Inc. in 1995 and has served in her current role since 2015. Prior to this, Ms. McClure held various executive roles at United Parcel Service, Inc., including Senior Vice President of Global Human Resources and Labor, Chief Legal Officer and Senior Vice President of Human Resources, Corporate Secretary and Senior Vice President of Compliance & Public Affairs and General Counsel.

Ms. McClure will participate in the Company’s standard non-employee director compensation arrangements as described in the Company’s most recent proxy statement, filed with the Securities and Exchange Commission on August 28, 2018.

In connection with our previously announced executive transition, it is anticipated that when the Chief Executive Officer role is transitioned from G. Michael Callahan, Jr. to John C. Turner, Jr. on August 2, 2019, or such earlier date as the Board determines, that Mr. Callahan will retire from the Board and Mr. Turner will be appointed to the Board.

Item 9.01   Financial Statement and Exhibits

(d)

Exhibit	Description

99.1	Press release announcing the appointment of a Director of GMS Inc. on April 25, 2019.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GMS INC.

Date: April 25, 2019	By:	/s/ Craig D. Apolinsky
		Name:	Craig D. Apolinsky
		Title:	Vice President, General Counsel and Corporate Secretary

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